9/30/2015 Financial & Acquisition Update * There is no guarantee we will meet our objectives. Portfolio & Acquisition Update Presented By: H. Michael Schwartz – Chairman & CEO Exhibit 99.1

Disclaimer and Risk Factors CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS Certain statements contained in this material, other than historical facts, may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). We intend for all such forward looking statements to be covered by the applicable safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act, as applicable. Such statements include, in particular, statements about our plans, strategies, and prospects and are subject to certain risks and uncertainties, including known and unknown risks, which could cause actual results to differ materially from those projected or anticipated. Therefore, such statements are not intended to be a guarantee of our performance in future periods. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” or other similar words. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this material. We cannot guarantee the accuracy of any such forward looking statements contained in this material, and we do not intend to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Any such forward-looking statements are subject to risks, uncertainties, and other factors and are based on a number of assumptions involving judgments with respect to, among other things, future economic, competitive, and market conditions, all of which are difficult or impossible to predict accurately. To the extent that our assumptions differ from actual results, our ability to meet such forward-looking statements, including our ability to generate positive cash flow from operations and provide distributions to stockholders, and our ability to find suitable investment properties, may be significantly hindered. All forward-looking statements should be read in light of the risks identified in our prospectus and/or private placement memorandum and supplements thereto. This is an initial public offering; we have little prior operating history or established financing sources, and the prior performance of real estate investment programs sponsored by affiliates of our sponsor may not be an indication of our future results. We have incurred operating losses to date, have an accumulated deficit and our operations will not be profitable in 2015. There is currently no public trading market for our shares and there may never be one; therefore, it will be difficult for you to sell your shares.  Our charter does not require us to pursue a liquidity transaction at any time. We established the offering price on an arbitrary basis; as a result, the actual value of your investment may be substantially less than what you pay. Until proceeds from this offering are invested and generating operating cash flow sufficient to make distributions to our stockholders, we may make some or all of our distributions from sources other than cash flow from operations, including the proceeds of this offering, cash advanced to us by our advisor, cash resulting from a deferral of asset management fees and/or from borrowings (including borrowings secured by our assets) in anticipation of future cash flow, which may reduce the amount of capital we ultimately invest and negatively impact the value of your investment. The Preferred Units rank senior to all classes or series of partnership interest in our operating partnership and therefore, any cash we have to pay distributions may be used to pay distributions to our Preferred Unit Holder first, which could have a negative impact on our ability to pay distributions to you. This is a “best efforts” offering.  If we are unable to raise substantial funds, we will be limited in the number and type of investments we may make, and the value of your investment will fluctuate with the performance of the specific properties we acquire. Because this is a “blind pool” offering, you will not have the opportunity to evaluate the investments we will make with the proceeds of this offering before you purchase our shares. Our ability to operate profitably will depend upon the ability of our advisor to identify, acquire and develop opportunistic self storage properties and related self storage real estate investments and to efficiently manage our day-to-day operations and the ability of our property manager to effectively manage our properties. Because our dealer manager is affiliated with our sponsor, you may not have the benefit of an independent review of the prospectus or our company as is customarily performed in underwritten offerings. Our advisor, property manager and their officers and certain of our key personnel will face competing demands relating to their time, and this may cause our operating results to suffer. Our advisor will face conflicts of interest relating to the purchase of properties, including conflicts with our sponsor and Strategic Storage Trust II, Inc., and such conflicts may not be resolved in our favor, which could adversely affect our investment opportunities. Our advisor will face conflicts of interest relating to the incentive fee structure under our operating partnership agreement, which could result in actions that are not necessarily in the long-term best interests of our stockholders. Payment of fees to our advisor and its affiliates will reduce cash available for investment and distribution, and we may be required to pay our advisor a significant distribution if our advisory agreement is involuntarily terminated. Because we are focused on the self storage industry, our rental revenues will be significantly influenced by demand for self storage space generally, and a decrease in such demand would likely have a greater adverse effect on our rental revenues than if we owned a more diversified real estate portfolio. We rely on our sub-property manager to operate our self storage facilities. We will depend on on-site personnel to maximize customer satisfaction at each of our facilities; any difficulties our sub-property manager encounters in hiring, training and retaining skilled field personnel may adversely affect our rental revenues.

Disclaimer and Risk Factors Other Information – SSGT An investment in shares of SSGT is not suitable for all investors. An investment in shares of SSGT involves significant risks and is only suitable for persons who have adequate financial means, desire a relatively long-term investment and will not need immediate liquidity from their investment. Investors should only purchase shares if they can afford a complete loss of their investment. Generally, a purchaser of shares must have, excluding the value of a purchaser’s home, furnishings and automobiles, either: A net worth of at least $250,000, or A gross annual income of at least $70,000 and a net worth of at least $70,000. Please see the prospectus for a full description of suitability standards. Residents of Alabama, Iowa, Kansas, Kentucky, Maine, Massachusetts, Missouri, Nebraska, New Jersey, New Mexico, North Dakota, Ohio, Oregon, Pennsylvania, Tennessee and Vermont should consult the prospectus for details regarding the more stringent suitability standards that apply to them based on their states of residence.

Sponsor Change - SmartStop Asset Management, LLC Investor Presentation *There is no assurance that investors in Strategic Storage Growth Trust, Inc. will experience similar returns.

Strategic Storage Growth Trust, Inc. Investment Strategy Lease-up – 75% or Less Occupancy, Redevelop/Expansion, Develop Investment Objectives(1) Future Income Needs Greater Capital Appreciation Potential Modest leverage (between 55% to 65% loan to cost)(2) Geographic area – Moderate to High Density (top 100 MSAs) 3-5 year Anticipated Hold After Completion of Offering(3) (1) There is no assurance that these objectives will be met. (2) Our charter limits borrowing to 75% of the cost of our assets. At times our leverage may be greater than 65%. See page 71 of our prospectus for details of our borrowing policy. (3) The timing of our exit strategy is subject to market conditions and the discretion of our Board of Directors. There is no assurance that we will achieve one or more of the liquidity events we intend to seek within this time frame or at all.

Investment Strategy LEASE-UP DEVELOP REDEVELOP / EXPANSION These properties are not owned by Strategic Storage Growth Trust, Inc. These properties were acquired by another program sponsored by our sponsor or its affiliates. These properties are only shown to indicate what we expect our acquisitions to look like after conversion.

Investment Strategy This property is not owned by Strategic Storage Growth Trust, Inc. This property was acquired by another program sponsored by our sponsor or its affiliates. The property is only shown to indicate what we expect our acquisitions to look like after conversion. Development Ground Up from Vacant Land Low Cap Rate Environment Promotes Building Market Specific Higher Return Potential Brampton, Ontario

Investment Strategy Conversion to Repurpose an Existing Building – Typically an Industrial Building Additional Rentable Square Feet to an Existing Self Storage Facility This property is not owned by Strategic Storage Growth Trust, Inc. This property was acquired by another program sponsored by our sponsor or its affiliates. The property is only shown to indicate what we expect our acquisitions to look like after conversion. Mississauga, Ontario Redevelopment/Expansion

Investment Strategy Lease-Up Existing Self Storage Facility Built and Open Has Not Yet Reached Stabilization Existing Management Unable to Boost Occupancy Management and Marketing Makes a Difference! This property is not owned by Strategic Storage Growth Trust, Inc. This property was acquired by another program sponsored by our sponsor or its affiliates. The property is only shown to indicate what we expect our acquisitions to look like after conversion. Toronto, Canada

SSGT REIT Update Added T-Share on 9/28/15 80.4% Portfolio Occupancy as of 9/30/15

Strategic Storage Growth Trust, Inc. Portfolio Update Riverside, CA 610 Units 60,100 NRSF 79.4% Phys. Occ.* Elgin, IL 410 Units 49,600 NRSF 74.2% Phys. Occ.* Ft. Pierce, FL 770 Units 88,400 NRSF 85.1% Phys. Occ.* Romeoville, IL 680 Units 66,700 NRSF 69.5% Phys. Occ.* Azusa, CA 660 Units 64,400 NRSF 82.6% Phys. Occ.* Stockton, CA 560 Units 49,100 NRSF 82.2% Phys. Occ.* Colorado Springs, CO 680 Units 61,800 NRSF 82.3% Phys. Occ.* *Occupancy as of 9/30/2015 Las Vegas, NV - Russell 1,210 Units 171,100 NRSF 84.4% Phys. Occ.*

Strategic Storage Growth Trust, Inc. Portfolio Update Las Vegas, NV – S. Jones 1,040 Units 89,000 NRSF 76.1% Phys. Occ.* *Occupancy as of 9/30/2015

Property Update Ft. Pierce, FL Storage Units NRSF Occupancy 770 88,400 85.1%

Property Update

Property Update Las Vegas, NV Storage Units NRSF Occupancy 1,040 89,000 76.1%

Property Update

Arrington Portfolio Pending Acquisition Portfolio Locations Total Sq. Ft. Total Units San Antonio, TX – Broadway St & Citadel Plaza 279,700 1,840 Greater Houston, TX – Northpark Dr San Antonio, TX – Ashby Place & Elmira St Greater Denver, CO – E 6th Ave & Laredo St.

Storage Spot Pending Acquisition Toronto, Canada Portfolio Locations Total Sq. Ft. Total Units Oakville, ONT – Cornwall Rd & Maple Grove Dr. 164,000 1,600 Stoneycreek, ONT – Fruitland Rd. & Arvin Ave.

Torbarrie Pending Acquisition Location: Toronto, ONT – Torbarrie Rd. Building Type: Brand New 2017, 85,000 SF Storage Facility Units: 900 Acquisition Date: Estimated 02/10/2016 Property Details: Class A, 1 story, 100% Climate control self storage facility

Baseline – Certificate of Occupancy Pending Acquisition Location: Phoenix, AZ – Baseline & 16th St. Building Type:Brand New 89,000 SF Storage Facility Acquisition Date: At Certificate of Occupancy. Expected delivery date 2Q 2016 Property Details: Class A, 2-story, 100% climate conditioned, interior-loaded self storage facility with 800 units and 30 boat/RV spaces. Phoenix, Arizona

(NYSE: PSA) (NYSE: EXR) (NYSE: CUBE) (NYSE: SSS) (NYSE: UHAL) (NYSE: JCAP) (NYSE: NSA) Publicly Traded Self Storage Companies Public Non-Traded Self Storage REITs Investor Presentation

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